2nd Quarter 2023 Financial Data

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the Securities and Exchange Commission (the "SEC").

3 Table of Contents Quarterly Highlights 4 EPS / Dividends 5 Asset Quality / ACL 6-7 Net Interest Margin / Deposit Cost 8-9 Investments / Liquidity 10-11 Capital Ratios 12 Non-Interest Income 13 Operating Efficiency / Bank Optimization 14-15 Profitability Metrics 16 Deposit Detail 17-18 Loan Detail 19 CRE & Construction Portfolios 20-22

4 2Q 2023 Highlights 11.3% CET1 Ratio Nearing a return to a peak of 11.5% in 2021 $1.11 EPS Available to Common Shareholders $47.4 million 2Q 2023 net income Significant New Deposit Account Openings • ~1,300 net new Commercial accounts • ~1,400 net new Consumer accounts $4M of Capital Markets fees collected during the quarter Over $10 million Capital Markets fees have been generated over the trailing 12 months $223M Loan Growth 7.8% annualized Charter Consolidation Progressing and On Track • Rocky Mountain Bank completed on 7/14 after the quarter closed • 2 remaining banks to be consolidated by early 4Q 2023 59.8% Adjusted Efficiency Ratio1 fully tax equivalent (non-GAAP) 34% Uninsured/Non- Collateralized Deposits 1% improvement from the prior quarter 1. See appendix for reconciliation of non-GAAP financial measures

$0.59 $0.68 $0.80 $0.96 $1.09 $0.60 17% 16% 22% 19% 23% 26% Dividends Payout Ratio 2018 2019 2020 2021 2022 2023 YTD $3.52 $4.14 $3.57 $5.00 $4.79 $2.30 2018 2019 2020 2021 2022 2023 YTD 5 HTLF Diluted EPS and Common Dividends Increasing Dividends to Shareholders Diluted EPS Common Dividends For more than 40 years, HTLF has increased or maintained our quarterly common dividend.

$22,881 $7,362 $4,766 $13,662 0.23% 0.07% 0.04% 0.12% Delinquencies % Delinquencies / Total Loans 2020 2021 2022 2Q 2023 Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $94,970 $71,889 $66,931 $66,097 0.53% 0.37% 0.33% 0.33% NPAs ($000) NPAs / Assets (%) 2020 2021 2022 2Q 2023 $88,106 $69,919 $58,504 $63,415 0.88% 0.70% 0.51% 0.54% NPLs ($000) NPLs / Gross Loans (%) 2020 2021 2022 2Q 2023 $28,918 $3,812 $11,241 $8,298 0.32% 0.04% 0.11% 0.15% NCOs ($000) NCOs / Avg Loans (%) 2020 2021 2022 2023 YTD 6 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due. Non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets

1.16% 1.15% 1.12% 1.14% 1.13% 1.16% 1.11% 1.62% 1.29% 0.99% 1.31% 1.11% 0.99% 0.95% 0.97% 0.96% 0.98% 0.95% 0.17% 0.16% 0.15% 0.16% 0.17% 0.17% 0.17% 0.18% 0.16% 0.15% Allowance for Credit Allowance for Unfunded Adjustment to ex. PPP 1/1/2020 4Q 2020 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 $20,196 $18,636 Balance: December 31, 2022 Balance: June 30, 2023 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $109,483 $10,013 $(11,764) $3,466 $111,198 Balance: December 31, 2022 Provision for credit losses Charge-offs Recoveries Balance: June 30, 2023 7 Allowance for Credit Related Losses CECL Adoption

3.69% 3.33% 3.37% 3.32% 3.24% 2020 2021 2022 2023 YTD 2Q 2023 8 Net Interest Margin Breakdown NIM1 Trends Annualized NIM1 3.22% 3.45% 3.65% 3.40% 3.24% 4.22% 4.58% 5.21% 5.56% 5.91% 2.46% 2.92% 3.45% 3.67% 3.87% 0.15% 0.35% 0.74% 1.32% 1.86% Net Interest Margin Yield on Loans Yield on Securities Cost of Deposits 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 2Q 2023 Highlights • Improving asset yields ◦ Loans yields increased 35 bps ◦ Securities yields improved 20 bps • Average loans grew ~$250 million • Cost of Total Deposits 1.86% ◦ Cost of Customer Deposits 1.20% ◦ Cost of Non Core Deposits 5.04% • 22.0% Customer deposit beta through the cycle • Mix shift from non-maturity accounts to time deposits during 2Q reduced NIM 5 bps Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures

2Q2023 Cost of Funds & Betas 9 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 1Q 2023 2Q 2023 1Q 2023 2Q 2023 JUNE 1Q 2023 2Q 2023 Cycle Non Interest Bearing $5,120 $4,898 0.00% 0.00% 0.00 % Interest Bearing $8,501 $8,149 1.15% 1.65% 1.81% 60.5% 119.2% 30.2 % Customer Non-Time $13,621 $13,047 0.70% 1.04% 1.14% 37.9% 81.4% 19.1 % Customer Time $1,071 $1,598 1.66% 2.82% 3.18% 77.5% 276.1% 51.0 % Customer Deposits $14,692 $14,645 0.76% 1.20% 1.36% 40.7% 104.7% 22.0 % Non Core Deposits1 $2,989 $3,018 4.63% 5.04% 5.07% 102.3% 97.9% 96.3 % Total Deposits $17,681 $17,663 1.32% 1.86% 1.97% 65.8% 129.3% 34.9 % Cost of Deposits and Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. Non Core Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 6% 5% 13% 41% 105% 12% 14% 23% 66% 129% 0.70% 2.12% 3.80% 4.68% 5.16% 1.20% 1.86% Customer Deposit Beta Total Deposit Beta Fed Funds Customer Deposit Costs Total Deposit Costs 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023

Investment Portfolio ($ in Millions) 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Average Book Value $7,335 $7,695 $7,013 $7,020 $6,858 Book Yield 2.46% 1.94% 3.45% 3.63% 3.87% Modified Duration 5.83 6.09 6.19 6.19 6.20 $ Investments Pledged (EoQ) $1,224 $1,266 $1,487 $2,964 $2,879 % HTM / Total Investments (EoQ) 1.1% 11.9% 11.8% 11.9% 12.4% Sector Amortized Cost Basis Unrealized G/L US Treasury $ 32,413 $ (734) US Agency 48,944 (5,908) Municipal 985,387 (136,148) MBS - Agency 1,958,157 (271,511) MBS - Non-Agency 2,150,547 (154,738) CMBS - Agency 99,072 (15,247) CMBS - Non-Agency 635,549 (17,557) ABS 425,632 (12,916) Corporate Bonds 59,199 (2,788) Equities w/ determinable value 20,688 — Total AFS Investments 6,415,588 (617,547) Municipal 834,673 (27,731) Total HTM Investments 834,673 (27,731) Other Investments 72,291 — Total $ 7,322,552 $ (645,278) 10 Investment Portfolio Portfolio Detail ($000) • Reduced portfolio in Q2 by ~$300 million (amortized cost) to support loan growth & improve balance sheet liquidity • Principal cash flow from portfolio of ~$1.28 billion over the next 12 months • HTM securities are 12.4% of total securities vs peer banks of 25%+ ▪ Non-Agency CMBS portfolio detail • Minimal exposure to Office CRE = $12.2 million, 0.17% of total portfolio • Minimal exposure to retail = $31.7 million, 0.44% of total portfolio

• Greater than $500 million increase in collateralized borrowing capacity to $3.3 billion from the prior quarter • No discount window or material short term FHLB borrowings at quarter end • Shifted funding out of overnight borrowings and into brokered CDs, which increases both liquidity & funding durability/duration • Utilizing brokered CD market keeps other immediate funding lines available, and improves cash flow matching • Principal cash flow from portfolio of ~$1.28 billion for next 12 months (18% of portfolio) • Total unencumbered AFS investment balance as of 6/30 is $3.73 billion to allow for flexibility in balance sheet management 11 6/30 Sources of Liquidity ($M) Highly Liquid Balance Sheet Strong Liquidity Sources with Access to Significant Funding Type Outstandings Available FRB Window $ — $ 1,491.6 Fed BTFP — 630.4 FHLB Advances 0.7 1,178.8 Total Securitized 0.7 3,300.8 Federal Funds Purchased — 272.5 Wholesale / Brokered CDs1 2,893.4 1,175.7 Total Unsecured 2,893.4 1,448.2 Total $ 2,894.1 $ 4,749.0 On-Balance Sheet Cash & Equivalents $ 400.2 AFS Securities, unencumbered 3,732.3 Total On-Balance Sheet $ 4,132.5 Liquidity Metrics 3/31/2023 6/30/2023 Cash + AFS / Assets 32.2% 30.7% Loans / Deposits 65.3% 66.3% Loans / Customer Deposits 78.7% 80.0% Investments / Assets 34.8% 33.2% Total Borrowings / Assets 3.7% 2.1% 1. Brokered availability based on internal limit

10.92 11.53 11.07 11.33 7.42 CET1 Ratio CET1 w/ AOCI 2020 2021 2022 2Q 2023 CET1 6.50 TCE/TA (%) 1,2 Tier 1 Leverage Ratio (%) CET1 Ratio (%) Total Risk Based Capital Ratio (%) 7.81 7.84 5.21 5.86 7.39 7.87 8.37 8.79 TCE/TA Adjusted TCE/TA 2020 2021 2022 2Q 2023 9.02 8.57 9.13 9.40 5.00 2020 2021 2022 2Q 2023 14.71 15.90 14.76 14.93 11.02 Total RBC Ratio (%) RBC w/ AOCI 2020 2021 2022 2Q 2023 12 1. See appendix for reconciliation of non-GAAP financial measures 2. Adjusted TCE/TA is calculated excluding AOCI Note: Lines depict well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 10.00 5.00

Commercial Revenue 48% Consumer Revenue 39% Loan Sales & Servicing 6% Other 7% 13 Non Interest Income Diversified Revenue Mix $33.5 $41.3 $57.1 $30.9 $13.5 $14.6 $15.9 $8.6 $5.7 $7.0 $6.2 $3.1 $13.2 $18.4 $23.5 $12.8 $11.5 $6.5 Service Charges Retirement Plan Services Card Solutions Capital Markets 2020 2021 2022 2023 YTD Commercial Revenues ($M) Consumer Revenues ($M) $38.6 $47.9 $48.1 $24.8 $14.1 $18.0 $20.9 $11.6 $6.6 $8.9 $7.9 $3.8 $17.9 $21.0 $19.3 $9.4 Service Charges Debit Interchange Private Client 2020 2021 2022 2023 YTD Note: Non Interest Income excludes security gains/losses 1. Private Client includes: Wealth Management, Brokerage, & Insurance Fees 1 Breakdown 18% of Total Revenues

2.51% 2.33% 2.26% 2.20% 2.17% 2.34% 2.22% 2.16% 2.15% 2.16% $14.8 $20.2 $20.2 Core Expenses Non-Core Expenses Average Assets ($B) 2020 2021 2022 2023 YTD 2Q 2023 56.65% 59.48% 57.74% 58.48% 59.82% 2020 2021 2022 2023 YTD 2Q 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, and gains/losses on sale of assets 2. See appendix for reconciliation of non-GAAP financial measures Adjusted Efficiency Ratio2 Trend Leveraging Core Costs and Growth 14 Operating Efficiency Improving by Leveraging Core Costs and Growth 1,2

Minnesota Bank & Trust First Bank & Trust HTLF Branch Count 142 130 119 117 12/31/20 12/31/21 12/31/22 6/30/23 ▪ Consolidate 11 existing bank charters into HTLF Bank 15 Bank Optimization Initiatives Charter Consolidation Initiative Bank Optimization ▪ Banks maintain their current brands with local leadership and decision making ▪ On track to complete by early 4Q2023 ▪ Total projected restructuring costs of $19-20 million - On Track ▪ Benefits from consolidation expected to reach $20 million annually - On Track Citywide Banks Premier Valley Bank Arizona Bank & Trust Illinois Bank & Trust Wisconsin Bank & Trust Bank of Blue Valley Rocky Mountain Bank1 New Mexico Bank & Trust Dubuque Bank & Trust ▪ Strategically Addressing Sub-Scale Businesses ▪ Sold MSR portfolio 1Q 2023, with a transfer of servicing in 2Q 2023 ▪ Partnered with 3rd Party to enhance technology capabilities and offering for recordkeeping and admin clients in Retirement Plan Services ▪ Branch optimization progress ▪ 18% reduction in branches since December 2020 ▪ Additional branches being evaluated ▪ Square footage reduction 1. Rocky Mountain Bank completed on 7/14 after the quarter closed

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Revenue / FTE ($000) 0.93 1.19 1.08 1.02 0.98 2020 2021 2022 2023 YTD 2Q 2023 $322.4 $316.7 $349.4 $368.8 $366.5 2020 2021 2022 2023 YTD 2Q 2023 241.1 257.7 283.1 141.3 2020 2021 2022 2023 YTD 16 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense 3. Current year Revenue / FTE has been annualized 12.28 15.59 18.56 18.63 17.33 2020 2021 2022 2023 YTD 2Q 2023 Profitability Summary Improving Revenue & Return Metrics 3

Deposit Flows ($B) 17 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits ($B) $17.7 $6.0 34% Total Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized In su re d/ C ol la te ra liz ed $3.0 66% $1.9 $1.1 $5.7 $17.2 $17.2 $17.5 $17.7 $17.6 $9.9 $9.8 $9.5 $9.2 $9.2 $6.0 $5.9 $5.7 $5.5 $5.4 $1.3 $1.5 $2.3 $3.0 $3.0 Commercial Consumer Non Core 2Q 2022 3Q 2022 4Q 2022 1Q2023 2Q2023 • Customer deposits stabilized < 1% Q-o-Q ◦ Commercial deposits saw an increase of ~$21 million • Continuing to acquire new deposit accounts ◦ ~1,300 net new commercial accounts ◦ ~1,400 net new consumer accounts • Well diversified deposit base ◦ Across footprint with no market > 12% ◦ No major industry > than 10% • Attractive customer deposit book ◦ 34% Non Interest Bearing ◦ 1.20% Customer deposit costs ◦ 22% cycle beta • 66% of deposits insured/collateralized Average Deposit Account Balance 2Q 2023 +/- from 1Q Consumer $20,564 $(758) Commercial $120,900 $(1,531) Public Funds $1,899,101 $295,262 1. Non Core Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 1

Non Interest Bearing 28% Interest Bearing Checking 27% Savings 7% Money Market 12% Time < $100K 5% Time > $100K 4% Total Wholesale/ Institutional Deposits 17% Geographic Diversification (by Bank Division)1 Commercial Customer Diversification 2 18 Deposit Diversification Total Deposit Composition Public Admin 10% Health Care 10% Construction 10% Real Estate Rental 7% Non-Profit 7% Finance 7% Education 7% Professional Services 7% Manufacturing 6% Retail Trade 3% Wholesale Trade 3% Other 23% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. 2. No industry in "other" totals more than 3%. TX 11% CO 11% NM 12% IA 7% IL 9% AZ 8% WI 7% KS/MO 5% CA 6% MN 3% MT 3% Other 18% Non Interest Bearing 34% Interest Bearing Checking 32% Savings 9% Money Market 14% Time < $100K 6% Time > $100K 5% Customer Deposit Composition $17.7B $14.6B

Loan Composition by Product Type Loans by Bank Division Loans Held to Maturity ($M)Operating Line Utilization Rates C&I 31% CRE-OO 20% CRE-NOO 22% RESI 7% AG 7% CONS 4% CONST 9% Yield: 5.91%1 CO 14% TX 14% NM 8% IA 9% IL 9% AZ 12% WI 10% KS/MO 5% CA 8% MN 7% MT 4% 33% 33% 35% 33% 33% 42% 36% 46% 39% 40% C&I Loans Ag 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 $10,678 $10,924 $11,428 $11,495 $11,718 $10,678 $10,924 $11,428 $11,495 $11,718 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 191. Based on average loans QTD as of June 30, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.03% Diversified Loan Portfolio Across both Product and Footprint

Highlights Hospitality 17% Logistics/ Distribution 11% Medical 16% Multifamily 12% Office 16% Retail 16% Industrial Flex/ Other 6% Other 6% CO 24% NM 13% TX 10% MN 10% AZ 6% KS/MO 5% IA 7% IL 9% CA 9% WI 4%MT 3% ▪ Diversified across Property and Geography ▪ Average Loan Balances: • Total Portfolio - $1.7 million • Top 20 Loans - $17.2 million ▪ 4.91 average years to maturity ▪ 0.56% nonaccrual ▪ CRE-NOO loan portfolio of 22% of total HTM loans vs peer banks of 23%+ CRE-NOO Loans ($M) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $2,322 $2,220 $2,331 $2,421 $2,531 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 20 CRE Non Owner Occupied Portfolio 22% of total loans

CRE-NOO Office Loans ($M) Geographic Diversification (by Bank Division) $367 $352 $380 $425 $408 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 21 CRE Non Owner Occupied - Office 3.5% of total loans Highlights 1. LTV and the debt service coverage ratio is only calculated on commercial loans greater than $1 million CO 29% MN 24% TX 7% NM 7% CA 9% KS/MO 7% IA 7% IL 3% AZ 4% WI 1%MT 2% ▪ Diversified across Geography ▪ 3.5% of portfolio by balance / 2.7% of portfolio by exposure ▪ Granular portfolio - $1.3 million average loan size ▪ 57% Average LTV of portfolio1 ▪ 1.42 debt service coverage ratio1 ▪ 0% nonaccrual ▪ Mostly non-central business district ▪ For a review of CBMS Non-Agency Office exposure within our Investment holdings, please refer back to Investment Portfolio slide

22 Construction Portfolio 9% of total loans CO 28% TX 13% AZ 12% CA 10% NM 8% IL 9% WI 7% KS/MO 3% IA 4% MN 3%MT 3% Multifamily 27% Logistics/ Distribution 21% Land 14% 1-4 Family 13% Industrial Flex/ Other 8% Office 5% Medical 5% Other 7% ▪ Diversified across Property Type and Geography ▪ 3.12 average years to maturity ▪ 0.28% nonaccrual / 2.2% Non Pass ▪ Construction loan portfolio of 9% of total HTM loans vs peer banks of 12%+ Construction Loans ($B) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $0.8 $1.0 $1.1 $1.1 $1.0 $0.9 $0.9 $0.9 $1.0 $0.8 Balance Unfunded 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Highlights Total Portfolio Top 20 Loans Avg Loan Balance $848K $8.1M Avg Loan Exposure $1.5M $17.7M

23 Contact Information

24 Non-GAAP Reconciliations

Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Adjusted efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Adjusted tangible common equity ratio is total common equity less goodwill, core deposit and customer relationship intangibles, net, and accumulated other comprehensive loss/income, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength excluding the variability of accumulated other comprehensive income (loss). Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Annualized ratio of core expenses to average assets adjusts noninterest expenses to exclude specific items noted in the reconciliation. Management includes this measure as it is considered to be a critical metric to analyze and evaluate controllable expenses related to primary business operations. 25 Non-GAAP Financial Measures

Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 1,624,350 $ 2,071,473 $ 1,968,526 Less goodwill 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 25,154 32,988 42,383 Tangible common stockholders' equity (non-GAAP) $ 1,023,191 $ 1,462,480 $ 1,350,138 Common shares outstanding, net of treasury stock 42,467,394 42,275,264 42,093,862 Common stockholders' equity (book value) per share (GAAP) $ 38.25 $ 49.00 $ 46.77 Tangible book value per common share (non-GAAP) $ 24.09 $ 34.59 $ 32.07 Reconciliation of Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,023,191 $ 1,462,480 $ 1,350,138 Total assets (GAAP) $ 20,244,228 $ 19,274,549 $ 17,908,339 Less goodwill 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 25,154 32,988 42,383 Total tangible assets (non-GAAP) $ 19,643,069 $ 18,665,556 $ 17,289,951 Tangible common equity ratio (non-GAAP) 5.21% 7.84% 7.81 % Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,023,191 $ 1,462,480 $ 1,350,138 Accumulated other comprehensive loss (income) 620,006 5,752 (72,719) Adjusted tangible common equity (non-GAAP) $ 1,643,197 $ 1,468,232 $ 1,277,419 Total tangible assets (non-GAAP) $ 19,643,069 $ 18,665,556 $ 17,289,951 Adjusted tangible common equity (non-GAAP) 8.37% 7.87% 7.39 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 598,236 $ 560,560 $ 491,729 Plus tax-equivalent adjustment(2) 8,399 7,212 5,466 Net interest income, tax-equivalent (non-GAAP) $ 606,635 $ 567,772 $ 497,195 Average earning assets $ 18,021,134 $ 17,025,088 $ 13,481,613 Annualized net interest margin (GAAP) 3.32% 3.29% 3.65 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.37% 3.33% 3.69 % Purchase accounting discount amortization on loans included in annualized net interest margin 0.04% 0.09% 0.12% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 26 Non-GAAP Reconciliations (Dollars in thousands except per share data)

Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 598,236 $ 560,560 $ 491,729 Tax-equivalent adjustment(1) 8,399 7,212 5,466 Fully tax-equivalent net interest income 606,635 567,772 497,195 Noninterest income (GAAP) 128,264 128,935 120,291 Securities gains, net 425 (5,910) (7,793) Unrealized (gain) loss on equity securities, net 622 (58) (640) Gain on extinguishment of debt — — — Valuation adjustment on servicing rights (1,658) (1,088) 1,778 Adjusted income (non-GAAP) $ 734,288 $ 689,651 $ 610,831 Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Less: Core deposit and customer relationship intangibles amortization 7,834 9,395 10,670 Partnership investment in tax credit projects 5,040 6,303 3,801 (Gain) loss on sales/valuations of assets, net (1,047) 588 5,101 Acquisition, integration and restructuring costs 7,586 5,331 5,381 Core expenses (non-GAAP) $ 423,964 $ 410,195 $ 346,010 Efficiency ratio (GAAP) 61.03% 62.63% 60.61 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 57.74% 59.48% 56.65 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Core expenses (non-GAAP) 423,964 410,195 346,010 Average assets $ 19,621,839 $ 18,508,273 $ 14,782,605 Total noninterest expenses to average assets (GAAP) 2.26% 2.33% 2.51 % Core expenses to average assets (non-GAAP) 2.16% 2.22% 2.34% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 27 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 204,130 $ 211,873 $ 133,487 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 6,189 7,422 8,429 Net income excluding intangible amortization (non-GAAP) $ 210,319 $ 219,295 $ 141,916 Average common equity (GAAP) $ 1,738,041 $ 2,020,200 $ 1,656,708 Less average goodwill 576,005 576,005 456,854 Less average core deposit and customer relationship intangibles, net 28,912 37,554 44,298 Average tangible common equity (non-GAAP) $ 1,133,124 $ 1,406,641 $ 1,155,556 Annualized return on average common equity (GAAP) 11.74% 10.49% 8.06 % Annualized return on average tangible common equity (non-GAAP) 18.56% 15.59% 12.28% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 28

6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 1,748,285 $ 1,718,700 $ 1,624,350 $ 1,545,253 $ 1,663,363 Less goodwill 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 21,651 23,366 25,154 26,995 28,851 Tangible common stockholders' equity (non-GAAP) $ 1,150,629 $ 1,119,329 $ 1,023,191 $ 942,253 $ 1,058,507 Common shares outstanding, net of treasury stock 42,644,544 42,558,726 42,467,394 42,444,106 42,439,439 Common stockholders' equity (book value) per share (GAAP) $ 41.00 $ 40.38 $ 38.25 $ 36.41 $ 39.19 Tangible book value per common share (non-GAAP) $ 26.98 $ 26.30 $ 24.09 $ 22.20 $ 24.94 Reconciliation of Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,150,629 $ 1,119,329 $ 1,023,191 $ 942,253 $ 1,058,507 Total assets (GAAP) $ 20,224,716 $ 20,182,544 $ 20,244,228 $ 19,682,950 $ 19,658,399 Less goodwill 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 21,651 23,366 25,154 26,995 28,851 Total tangible assets (non-GAAP) $ 19,627,060 $ 19,583,173 $ 19,643,069 $ 19,079,950 $ 19,053,543 Tangible common equity ratio (non-GAAP) 5.86% 5.72% 5.21% 4.94% 5.56 % Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,150,629 $ 1,119,329 $ — $ 1,023,191 $ 942,253 $ 1,058,507 Accumulated other comprehensive loss 575,240 566,919 620,006 650,636 486,918 Adjusted tangible common equity (non-GAAP) $ 1,725,869 $ 1,686,248 $ — $ 1,643,197 $ 1,592,889 $ 1,545,425 Total tangible assets (non-GAAP) $ 19,627,060 $ 19,583,173 $ 19,643,069 $ 19,079,950 $ 19,053,543 Adjusted tangible common equity ratio (non-GAAP) 8.79% 8.61% 8.37% 8.35% 8.11 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 147,132 $ 152,212 $ 165,220 $ 155,876 $ 142,461 Plus tax-equivalent adjustment(1) 2,314 2,209 2,152 2,151 1,977 Net interest income, fully tax-equivalent (non-GAAP) $ 149,446 $ 154,421 $ 167,372 $ 158,027 $ 144,438 Average earning assets $18,523,552 $18,392,649 $18,175,838 $18,157,795 $17,987,734 Annualized net interest margin (GAAP) 3.19% 3.36% 3.61% 3.41% 3.18 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.24% 3.40% 3.65% 3.45% 3.22 % Purchase accounting discount amortization on loans included in annualized net interest margin 0.03% 0.02% 0.03% 0.03% 0.07% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 29 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 147,132 $ 152,212 $ 165,220 $ 155,876 $ 142,461 Tax-equivalent adjustment(1) 2,314 2,209 2,152 2,151 1,977 Fully tax-equivalent net interest income 149,446 154,421 167,372 158,027 144,438 Noninterest income (GAAP) 32,493 29,999 29,975 29,181 34,539 Securities (gains)/losses, net 314 1,104 153 1,055 2,089 Unrealized (gain) loss on equity securities, net 41 (193) 7 211 121 Adjusted revenue (non-GAAP) $ 182,294 $ 185,331 $ 197,507 $ 188,474 $ 181,187 Total noninterest expenses (GAAP) $ 109,446 $ 111,043 $ 117,218 $ 108,883 $ 106,479 Less: Core deposit and customer relationship intangibles amortization 1,715 1,788 1,841 1,856 2,083 Partnership investment in tax credit projects 154 538 3,247 979 737 (Gain) loss on sales/valuation of assets, net (3,372) 1,115 2,388 (251) (3,230) Acquisition, integration and restructuring costs 1,892 1,673 2,442 2,156 2,412 Core expenses (non-GAAP) $ 109,057 $ 105,929 $ 107,300 $ 104,143 $ 104,477 Efficiency ratio (GAAP) 60.93% 60.94% 60.05% 58.84% 60.16 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 59.82% 57.16% 54.33% 55.26% 57.66 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 109,446 $ 111,043 $ 117,218 $ 108,883 $ 106,479 Core expenses (non-GAAP) 109,057 105,929 107,300 104,143 104,477 Average assets $ 20,221,511 $ 20,118,005 $ 19,913,849 $ 19,775,341 $ 19,559,091 Total noninterest expenses to average assets (GAAP) 2.17% 2.24% 2.34% 2.18% 2.18 % Core expenses to average assets (non-GAAP) 2.16% 2.14% 2.14% 2.09% 2.14% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 30 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

31 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income available to common stockholders (GAAP) $ 47,404 $ 50,763 $ 58,642 $ 54,551 $ 49,861 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 1,354 1,413 1,455 1,466 1,645 Net income available to common stockholders excluding intangible amortization (non-GAAP) $ 48,758 $ 52,176 $ 60,097 $ 56,017 $ 51,506 Average common stockholders' equity (GAAP) $ 1,727,013 $ 1,655,860 $ 1,548,739 $ 1,674,306 $ 1,731,393 Less average goodwill 576,005 576,005 576,005 576,005 576,005 Less average core deposit and customer relationship intangibles, net 22,481 24,238 26,046 27,902 29,845 Average tangible common stockholders' equity (non-GAAP) $ 1,128,527 $ 1,055,617 $ 946,688 $ 1,070,399 $ 1,125,543 Annualized return on average common equity (GAAP) 11.01% 12.43% 15.02% 12.93% 11.55 % Annualized return on average tangible common equity (non-GAAP) 17.33% 20.05% 25.19% 20.76% 18.35% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

For the Six Months Ended June 30, 2023 2022 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) 299,344 277,140 Tax-equivalent adjustment(1) 4,523 4,096 Fully tax-equivalent net interest income 303,867 281,236 Noninterest income (GAAP) 62,492 69,108 Securities (gains)/losses, net 1,418 (783) Unrealized (gain)/loss on equity securities, net (152) 404 Valuation adjustment on servicing rights — (1,658) Adjusted revenue (non-GAAP) 367,625 348,307 Total noninterest expenses (GAAP) 220,489 217,276 Less: Core deposit and customer relationship intangibles amortization 3,503 4,137 Partnership investment in tax credit projects 692 814 (Gain)/loss on sales/valuations of assets, net (2,257) (3,184) Acquistion, integration and restructuring costs 3,565 2,988 Core expenses (non-GAAP) 214,986 212,521 Efficiency ratio (GAAP) 60.94% 62.75 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 58.48% 61.02 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 220,489 $ 217,276 Core expenses (non-GAAP) 214,986 212,521 Average assets $ 20,170,044 $ 19,395,391 Total noninterest expenses to average assets (GAAP) 2.20% 2.26 % Core expenses to average assets (non-GAAP) 2.15% 2.21% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 32 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

33 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) For the Six Months Ended June 30, 2023 2022 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 98,167 $ 90,937 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 2,767 3,268 Net income excluding intangible amortization (non-GAAP) $ 100,934 $ 94,205 Average common equity (GAAP) $ 1,691,633 $ 1,866,657 Less average goodwill 576,005 576,005 Less average core deposit and customer relationship intangibles, net 23,355 30,883 Average tangible common equity (non-GAAP) $ 1,092,273 $ 1,259,769 Annualized return on average common equity (GAAP) 11.70% 9.82 % Annualized return on average tangible common equity (non-GAAP) 18.63% 15.08 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 299,344 $ 277,140 Plus tax-equivalent adjustment(1) 4,523 4,096 Net interest income, tax-equivalent (non-GAAP) $ 303,867 $ 281,236 Average earning assets 18,458,462 17,873,037 Annualized net interest margin (GAAP) 3.27% 3.13 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.32% 3.17% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.